POWER OF ATTORNEY
Know all by these presents,
that the undersigned hereby
constitutes and appoints
Michael Gravelle, Jodi Ahlman
 Colleen Haley or Carol Nairn,
signing singly, the undersigned?s

(1)	execute for and on behalf
of the undersigned, in the
undersigned?s capacity as an officer
 and/or director of F&G Annuities
 & Life, Inc. (the ?Company?), a
orm 3 (Initial Statement of Beneficial
Ownership of Securities), Form 4
Statement of Changes in Beneficial Ownership)
, and/or Form 5 (Annual Statement of
Changes in Beneficial Ownership), in
accordance with Section 16(a) of the
Securities Exchange Act of 1934 and
the rules thereunder;
(2)	do and perform any and all acts
for and on behalf of the undersigned which
may be necessary or desirable to
and execute such Form(s) and to timely
file such Form(s) with the United
Securities and Exchange
and any stock exchange or similar
authority; and
(3)	take any other action of
any type whatsoever in connection
with the foregoing which, in the
opinion of such attorney in fact,
 may be of benefit to, in the best
interest of, or legally required by,
the undersigned, it being understood
that the documents executed by such
attorney in fact on behalf of the
undersigned pursuant to this Power
of Attorney shall be in such form
and shall contain such terms and
conditions as such attorney in fact
 may approve in such attorney in
fact?s discretion.
The undersigned hereby grants
such attorney in fact full power
and authority to do and perform
any and every act and thing
whatsoever requisite, necessary,
 or proper to be done in the
exercise of any of the rights
and powers herein granted, as
 fully to all intents and purposes
 as the undersigned might or could
do if personally present, with full
 hereby ratifying and confirming all
 that such attorney in fact, or such
 attorney in fact?s substitute or
substitutes, shall lawfully do or
 cause to be done by virtue of
 this Power of Attorney and the
 rights and powers herein granted.
The undersigned acknowledges that

 the foregoing attorney in fact,
in serving in such capacity
the request of the undersigned,
is not assuming, nor is the
Company assuming, any of the
undersigned?s responsibility
to comply with Section 16 of
the Securities Exchange Act of
1934.
This Power of Attorney shall
remain in full force and effect
until revoked by the
in a signed writing delivered
to the foregoing attorney in fact.
IN WITNESS WHEREOF,
the undersigned has caused this
Power of Attorney to be
executed as of this __________ day of ___________________, 2022.
							____________________________
							David Edward Martin